UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Armada Drive, Suite 210
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 704-4900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2022 Salary Information for Certain Officers

On February 17, 2022, the Board of Directors (the “Board”) of Palisade Bio, Inc. (the “Company”) approved an increase in annual base salary for the Company’s Chief Executive Officer for fiscal year 2022. On February 16, 2022, the Compensation Committee of the Board (the “Compensation Committee”) approved increases in annual base salaries for the Company’s other executive officers. The salary increases shall be effective as of January 1, 2022, with the exception of Dr. Dawson, whose salary increase shall go into effect upon him increasing to 50% time dedicated to his role with the Company.

The following table sets forth the amounts approved for certain of the Company’s officers:

2022 Base Salary
Thomas M. Hallam, Ph.D. Chief Executive Officer	$530,000
J.D. Finley Chief Financial Officer	424,000
Michael Dawson, M.D. Chief Medical Officer	240,000

2021 Bonus Payments for Certain Officers

On February 19, 2022 the Compensation Committee of the Board (the “Compensation Committee”) approved the payment of annual cash bonus awards with respect to performance for fiscal year 2021.

The following table sets forth the amounts approved for certain of the Company’s officers:

2021 Cash Bonus
Thomas M. Hallam, Ph.D. Chief Executive Officer	$159,000
J.D. Finley Chief Financial Officer	104,000
Michael Dawson, M.D. Chief Medical Officer	27,800

Equity Grant Information for Certain Officers

On February 16, 2022 and February 17, 2022, the Compensation Committee and Board, respectively, approved stock option grants (“Options”) to certain of the Company’s officers, as follows:

Options Granted (# of Shares)
Thomas M. Hallam, Ph.D. Chief Executive Officer	156,600
J.D. Finley Chief Financial Officer	64,800
Michael Dawson, M.D. Chief Medical Officer	32,400

The Options described above (i) were granted effective as of February 17, 2022 pursuant to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Plan”), (ii) terminate ten years after the grant date or earlier in the event the option holder’s service to the Company is terminated and (iii) have an exercise price per share equal to the closing price of the Company’s common stock as reported on The Nasdaq Capital Market on the grant date. Subject to the option holder’s continued service to the Company, 1/12th of the shares of common stock subject to such stock options vest on the three-month anniversary of the date of grant, and the remaining shares vest quarterly over the following three years; subject to suspension of vesting during periods of certain extended leaves. The terms of the Options are subject to the 2021 Plan and the form of option agreement adopted thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Palisade Bio, Inc.

Date:	February 23, 2022	By:	Thomas M. Hallam, Ph.D.
Name: Thomas M. Hallam Title: Chief Executive Officer